                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 6, 2002



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

          0-24260                                       11-3131700
          --------                                      ----------
 (Commission File Number)                 (I.R.S. Employer Identification No.)


               11100 Mead Road, Suite 300, Baton Rouge, LA 70816
               -------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

                  On August 6, 2002 Amedisys, Inc., "the Company" issued a press release attached hereto as Exhibit 99.1 to announce that it has changed the previously recorded income tax expense for the quarter ended March 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                    No.                                                   Page
                  -------                                                 ----
                  99.1 (i)  Press Release dated August 6, 2002
                            announcing change to tax provision
                            for quarter ended March 31, 2002............   A-1

                            (i) Filed herewith.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ GREGORY H. BROWNE
   --------------------------
Gregory H. Browne
Chief Financial Officer

DATE: August 6, 2002

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
99.1(i)   Press Release dated August 6, 2002 announcing change to tax provision for quarter ended March 31, 2002.

          (i) Filed herewith.